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                                                           EXHIBIT 10.1


                              STOCKHOLDER AGREEMENT

         THIS STOCKHOLDER AGREEMENT (this "Agreement") is made and entered into as of March 21, 2001, by and between Price Enterprises, Inc., a Maryland corporation ("Enterprises"), and the undersigned (the "Stockholder").

         WHEREAS, the Stockholder desires that Enterprises, PEI Merger Sub, Inc., a Maryland corporation and a wholly-owned subsidiary of Enterprises ("Merger Sub"), and Excel Legacy Corporation, a Delaware corporation ("Legacy"), enter into an Agreement and Plan of Merger dated the date hereof (as the same may be amended or supplemented, the "Merger Agreement") with respect to the merger of Merger Sub with and into Legacy (the "Merger"); and

         WHEREAS, the Stockholder is executing this Agreement as an inducement to Enterprises to enter into and execute, and to cause Merger Sub to enter into and execute, the Merger Agreement.

         NOW, THEREFORE, in consideration of the execution and delivery by Enterprises and Merger Sub of the Merger Agreement and the mutual covenants, conditions and agreements contained herein and therein, the parties agree as follows:

     1. REPRESENTATIONS AND WARRANTIES. The Stockholder represents and warrants to Enterprises as follows:

          (a) The Stockholder has full power and authority to execute and deliver this Agreement, to perform the Stockholder's obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Stockholder of this Agreement and the consummation by him of the transactions contemplated hereby have been duly and validly authorized by the Stockholder and no other actions or proceedings on the part of the Stockholder are necessary to authorize the execution and delivery by him of this Agreement and the consummation by him of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Stockholder, and, assuming this Agreement constitutes a valid and binding obligation of Enterprises, constitutes a valid and binding obligation of the Stockholder, enforceable against him in accordance with its terms.

          (b) The Stockholder is the record and beneficial owner of the number of shares (the "Stockholder's Shares") of common stock, par value $0.01 per share, of Legacy ("Legacy Common Stock"), set forth below such Stockholder's name on the signature page hereof. Except for the Stockholder's Shares, the Stockholder is not the record or beneficial owner of any shares of Legacy Common Stock. The Stockholder has or will have voting power, power of disposition, power to issue instructions with respect to the matters set forth in Section 2, and power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Stockholder's Shares, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement.


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     2. VOTING AGREEMENT. The Stockholder agrees with, and covenants to,
Enterprises that, at any meeting of stockholders of Legacy called to vote upon the Merger and the Merger Agreement or at any adjournment or postponement thereof or in any other circumstances upon which a vote with respect to the Merger and the Merger Agreement is sought (the "Stockholders Meeting"), the Stockholder shall appear, or cause the holder of record on any applicable record date (the "Record Holder") to appear, for the purpose of obtaining a quorum at the Stockholders Meeting, and vote (or cause the Record Holder to vote) the Stockholder's Shares in favor of the Merger, the adoption of the Merger Agreement, and the approval of the terms thereof and each of the other transactions contemplated by the Merger Agreement, provided that the terms of the Merger Agreement shall not have been amended to reduce the consideration payable in the Merger to a lesser amount of common stock, par value $0.0001 per share, of Enterprises.

         3. TRANSFER. The Stockholder shall not (a) sell, transfer, pledge, encumber, assign, or otherwise dispose of (collectively, "Transfer"), or consent to any Transfer of, any or all of the Stockholder's Shares or any interest therein, except pursuant to the Merger, (b) enter into any contract, option or other agreement or understanding with respect to any Transfer of any or all of such Shares or any interest therein, (c) grant any proxy, power of attorney or other authorization in or with respect to such Shares, except for this Agreement or (d) deposit such Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Shares; provided, that the Stockholder may Transfer any of the Stockholder's Shares to any other person who is on the date hereof, or to any family member of a person or charitable institution which prior to the Stockholders Meeting and prior to such Transfer becomes, a party to this Agreement bound by all the obligations of the "Stockholder" hereunder; provided, further, that the Stockholder may Transfer an aggregate of 10% of the Stockholder's Shares without compliance with this Section 3.

     4. CERTAIN EVENTS. The Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Stockholder's Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Stockholder's Shares shall pass, whether by operation of law or otherwise, including without limitation the Stockholder's successors or assigns. The Stockholder agrees that, in the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of Legacy affecting the Legacy Common Stock, the number of Shares subject to the terms of this Agreement shall be adjusted appropriately and this Agreement and the obligations hereunder shall apply to any additional shares of Legacy Common Stock issued to the Stockholder.

     5. FURTHER ASSURANCES. The Stockholder shall, upon request and expense of Enterprises, execute and deliver any additional documents and take such further actions as may reasonably be deemed by Enterprises to be necessary or desirable to carry out the provisions hereof.

     6. TERMINATION. This Agreement, and all rights and obligations of the parties hereunder, shall terminate upon the first to occur of (a) the Effective Time of the Merger, (b) the date upon which the Merger Agreement is terminated in accordance with its terms or (c) the date upon which the Securities Purchase Agreement by and among Warburg Pincus Equity Partners, L.P., certain of its affiliates and Enterprises, dated the date hereof, is terminated in accordance

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with its terms. Upon such termination, no party shall have any further obligations or liabilities hereunder; provided, that no such termination shall relieve any party from liability for any breach of this Agreement prior to such termination.

     7. MISCELLANEOUS.

          (a) Capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings assigned to them in the Merger Agreement.

          (b) All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice): (i) if to Enterprises, to the address provided in the Merger Agreement; and (ii) if to the Stockholder, to its address shown below its signature on the last page hereof.

          (c) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          (d) This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement.

          (e) This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

          (f) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

          (g) Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties without the prior written consent of the other party. Any assignment in violation of the foregoing shall be void.

          (h) The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled at law or in equity.

          (i) If any term, provision, covenant or restriction herein, or the application thereof to any circumstance, shall, to any extent, be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions herein and the application thereof to any other circumstances, shall remain in full

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     force and effect, shall not in any way be affected, impaired or invalidated, and shall be enforced to the fullest extent permitted by law.

          (j) Nothing contained in this Agreement shall be deemed to vest in Enterprises or Merger Sub any direct or indirect ownership or incidence of ownership of or with respect to any of the Stockholder's Shares. All rights, ownership and economic benefits of and relating to the Stockholder's Shares shall remain and belong to the Stockholder, and neither Enterprises nor Merger Sub shall have any authority to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of Legacy or exercise any power or authority to direct the Stockholder in the voting of any of the Stockholder's Shares, except as otherwise provided herein, or the performance of the Stockholder's duties or responsibilities as a stockholder of Legacy.

          (k) No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by such party.



                            [Signature Page Follows]



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         IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Stockholder Agreement as of the day and year first above written.

                                       PRICE ENTERPRISES, INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       STOCKHOLDER:


                                       Name:
                                            ------------------------------------
                                       Address:
                                               ---------------------------------


                                       Number of Shares
                                       of Legacy Common Stock
                                       Beneficially Owned:
                                                          ----------------------



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